FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 14, 2001



                             MEDTOX SCIENTIFIC, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


1-11394                                                   95-3863205
(Commission File Number)                      (IRS Employer Identification No.)


402 West County Road D
St. Paul, Minnesota                                                 55112
(Address of principal executive offices)                          (Zip Code)


                                 (651) 636-7466
              (Registrant's telephone number, including area code)


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Item 5.           Other Events.

         On August 3, 2001, the United States Court of Appeals for the Eighth Circuit ruled in favor of MEDTOX in the company's lawsuit against Morgan Capital LLC under Section 16(b) of the Securities Exchange Act of 1934. The Appeals Court affirmed the United States District Court decision awarding MEDTOX $675,000 in the short-swing profits case. Morgan Capital has notified MEDTOX, pursuant to the Escrow Agreement, that it intends to pay MEDTOX cash to satisfy the judgment which, including post-judgment interest, exceeds $709,000. See Exhibits 99.1 and 99.2.




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   MEDTOX Scientific, Inc.




Date:  August 14, 2001             By: /s/ Richard J. Braun
                                       ------------------------
                                   Name:  Richard J. Braun
                                   Title: President, Chief Executive Officer
                                   and Chairman of the Board of Directors